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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     February 2, 1996
                                                --------------------------------

  Phoenix Leasing Cash Distribution Fund III, A California Limited Partnership
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             (Exact name of registrant as specified in its charter)


 California                              0-16615               68-0062480
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


 2401 Kerner Blvd, San Rafael CA                                     94901-5527
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code            (415) 485-4500
                                                              --------------





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Item 2.  Acquisition or Disposition of Assets.

(a) Phoenix Leasing Cash Distribution Fund III and Phoenix Concept Cablevision of Indiana, L.L.C. (collectively referred to as "the Partnership") entered into a Commercial Code Section 9505 Agreement (the "Agreement") with Concept Cablevision of Indiana, Inc., a cable television company that the Partnership had extended credit. Phoenix Concept Cablevision of Indiana, L.L.C is a newly formed limited liability company and wholly owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 2, 1996. This Agreement allowed the Partnership to foreclosure upon the cable television system (the collateral for the note) of Concept Cablevision of Indiana, Inc. The Partnership's net carrying value for this outstanding note receivable was $4,321,098 at December 31, 1995. In addition, the Partnership is required to make a cash payment of $200,000, will assume certain liabilities including a note payable of $600,000 and certain other miscellaneous accounts payable as specified in the agreement.

The assets received through foreclosure generally consists of headend equipment, cable plant, franchise agreements, subscriber lists, leased property, land, tools, vehicles and miscellaneous other assets. The Partnership plans to continue the operations of the cable television company received through foreclosure.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Businesses Acquired.

b) Pro forma financial information.


It is impracticable at this time to provide financial statements for Concept Cablevision of Indiana, Inc. and pro forma financial information for the Registrant, since December 31, 1995 financial statements of Concept Cablevision of Indiana, Inc. are not available. The Registrant plans to file the financial statements and pro forma financial information within 60 days from the date of this filing.

c) Exhibits:

         (2) Commercial Code Section 9505 Agreement. (37 pages)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHOENIX LEASING CASH DISTRIBUTION FUND III
                                           A CALIFORNIA LIMITED PARTNERSHIP
                                                    (Registrant)


Date                                Title                       Signature


February 16, 1996        Senior Vice President,             /S/ Bryant J. Tong
                         Financial Operations               ------------------
                         (Principal Accounting Officer)      (Bryant J. Tong)
                         of Phoenix Leasing Incorporated
                         the General Partner